INVESTOR PRESENTATION OCTOBER 2024 Four Corners Property Trust NYSE: FCPT

OCTOBER 2024 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2023 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 39 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

3 ASSET SELECTION & PRIMARY SECTORS PG 19 OCTOBER 2024 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 11 5 APPENDIX PG 35 4 CONSERVATIVE FINANCIAL POSITION PG 32

REPRESENTATIVE BRANDS OCTOBER 2024 A UNIQUE PLATFORM WITHIN NET LEASE HIGH-QUALITY PORTFOLIO Portfolio built to be e-commerce resistant, with tenants providing in-person services Strong tenant rent coverage, national brands and low rents provide for high tenant retention and limited vacancies TRANSPARENT, ANALYTICAL, DISCIPLINED INVESTMENT PHILOSOPHY Focus on cost of capital and positive investment spread Data-driven underwriting scorecard objectively scores every property Unparalleled disclosure regime - FCPT publishes a public press release for every property acquisition and disposition ACCRETIVE DIVERSIFICATION Grown from single tenant to 156 brands Small box retail net lease – principally restaurants, auto service, medical retail Disciplined pricing approach focused on maintaining strong credit parameters and high-quality tenant base INVESTMENT GRADE BALANCE SHEET Committed to maintaining conservative 5.5x–6.0x leverage Well-laddered maturity schedule of predominately fixed-rate debt Significant liquidity, 100% unencumbered assets, high fixed charge coverage

FCPT'S DIFFERENTIATED APPROACH

1 Tactical, Granular Portfolio Building

- **Portfolio is led by Darden**, an investment grade restaurant operator and a premier net lease tenant
- **Analytical underwriting utilizes a proprietary scorecard balanced between tenant credit and real estate quality**. This consistent, objective model maintains investment discipline and guides asset management
- **Quality first focus with fungible real estate**. Excellent visibility and access paired with strong underlying demographics
- **Granular acquisitions with low value at risk**. Each property has an average ~$3mm purchase price in 2024

2 Thoughtful, Superior Capital Raising & Allocation

- **Focus on the most efficient means to source capital**. Seek to find investments that earn positive spread on Day 1
- **Modulates equity issuance and acquisition volume**. Waiting to grow the portfolio when cost of capital is in favor
- **Use of the at-the-market (ATM) equity program minimizes fees and discounts**. It also allows for closely aligned sources and uses
- **Long track record of conservative leverage** and laddered maturity schedule
- **Avoid sacrificing quality for spread**. New acquisitions moderated if market conditions eliminate accretion on strong properties

3 "Shareholders First" Approach

- **Hyperfocused approach leads to high lease renewal rates**. Very few tenant credit issues and high occupancy
- **Industry-leading EBITDAR coverage of 5.0x**. Peer average is ~3x
- **FCPT has largely avoided problem tenants and sectors.** No current investments in pharmacies, gyms, movie theaters
- **Low overhead and minimal capital expenditures**. Lean team with highly efficient G&A spend

OCTOBER 2024 5

OCTOBER 2024 FCPT KEY HIGHLIGHTS 1,176 leases 156 brands 99.6% occupied 5.0x tenant EBITDAR coverage2 1.4% average annual escalator 7.3-year average lease term 57% investment grade3 <4.4% expirations before 2027 6,589 SF average asset size (“small box” strategy) 30,146 average daily vehicle count $66,706 portfolio median HHI 60,346 portfolio average 3-mile population PORTFOLIO1 $0.43 AFFO per share (Q3)4 $0.41 FFO per share (Q3) $0.27 Net Income per share (Q3) $132 million at 7.2% cap rate of acquisitions YTD Over $380 Million liquidity 100% Unencumbered ABR 4.9x net debt to adj. EBITDAre5 (inclusive of undrawn equity forwards) 4.4x Fixed charge coverage 95% Fixed rate debt 4.0 years weighted average debt maturity BBB / Baa3 (Stable Outlook) Fitch / Moody’s FINANCIAL

OCTOBER 2024 CONSISTENT ANNUAL ACQUISITION GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR ACQUISITION VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new acquisitions. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +42

OCTOBER 2024 PORTFOLIO BY BRAND ANNUALIZED BASE RENT  314 leases 82 leases 111 leases 22 brands 13 leases 148 leases 30 brands 116 leases Other casual dining restaurants Auto service 97 leases 37 brands Medical retail 53 leases 25 brands Other retail 1,176 Leases / 156 Brands Annual Base Rent of $229.2 million1 35% Olive Garden (vs. 74% at inception) 21% Non-Restaurant Exposure 49% Darden (vs. 100% at inception) FCPT PORTFOLIO Other casual dining restaurants Auto service Medical retail Other retail 35% 10% 10% 10% 8% 8% 2% 3% 2 The spin-off Darden portfolio remains a strong anchor tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 23 leases 2% 29 leases 2% 2 Quick service restaurants 190 leases 36 brands 10% Quick service restaurants

OCTOBER 2024 LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.6%  occupied2 as of 9/30/2024 7.3 years weighted average lease term < 4.4%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date

OCTOBER 2024 COMPANY MOMENTUM SINCE INCEPTION AS OF 9/30/24 Rating UNRATED BBB (FITCH) Baa3 (MOODY’S) Team members 4 35 + 31 Annual base rent1 $94.4 million $229.2 million + $134.8 million (+143%) Properties 418 1,176 + 758 (+181%) Brands 5 156 + 151 % Darden2 100% 49% - 51% Weighted avg lease term 15 years 7.3 years - 7.7 years Equity market cap $848 million $2.8 billion + $2.0 billion Enterprise value $1.3 billion $3.9 billion + $2.6 billion We have grown our team, put-in place substantial processes and refined our acquisition and property management capabilities. We have diversified our portfolio and avoided significant credit issues, while maintaining our conservative credit profile and enhancing access to capital

OCTOBER 2024 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 11 5 APPENDIX PG 35 4 CONSERVATIVE FINANCIAL POSITION PG 32 3 ASSET SELECTION & PRIMARY SECTORS PG 19

UNIQUE AND HIGHLY SECURE NET LEASE

- **Our portfolio is primarily outparcel properties in high density retail corridors**
- **~81% of rent featuring unique benefits structurally superior to regular-way net lease.** This include the properties with high rent coverage (Darden and Chili's), ground leases, master leases, and investment grade guarantors or operators
  - The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.6x)
  - The ground lease portfolio is characterized by low rents which also typically implies high rent coverage
  - FCPT's investment strategy focuses on acquiring new low rent properties with above average rent coverage

FCPT COVERAGE VS PEERS[1]


5.0x
3.6x
2.9x
2.6x
NA
NA
NA
FCPT
EPRT
O
GTY
NNN
ADC
NTST


81% structurally superior to regular way net lease
Ground Leased
11%
High Quality Ground & Building Leases
19%
Other Investment Grade Leases[2]
7%
Master Leased
9%
Chili's
7%
Darden 5.6x coverage
47%

Average Portfolio Rent:	$195 thousand
Average Ground & Building Leases Rent:	$145 thousand
Average Ground Lease Rent:	$144 thousand

OCTOBER 2024

12

OCTOBER 2024 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality portfolios in the net lease sector and has established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

GEOGRAPHICALLY DIVERSE PORTFOLIO

- Lower income taxes and growing economies has accelerated a population shift toward low-cost of living states in the southeast
- FCPT's portfolio is primarily suburban and located in fast-growing and diverse regions
- Texas and Florida, our largest states (as measured by Annual Base Rent), were the two highest in-migration states according to the 2023 U-Haul growth index[2]


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD

State Annualized Base Rent[1] (%)

- 5.0%–10.0%
- 3.0%–5.0%
- 2.0%–3.0%
- 1.0 %–2.0%
- <1.0%
- No Properties

OCTOBER 2024

14

OCTOBER 2024 DIVERSIFICATION WITH NATIONAL BRANDS Rank  Brand Name # Sq Ft (000s) Sq Ft / Unit (000s) % of ABR1 1 Olive Garden 314 2674 8.5 35.3% 2 Longhorn Steakhouse 116 650 5.6 10.0% 3 Chili's 82 450 5.5 7.5% 4 Buffalo Wild Wings 29 177 6.1 2.5% 5 Cheddar's 13 112 8.6 2.1% 6 Outback Steakhouse 23 151 6.6 2.0% 7 Red Lobster 18 130 7.2 1.6% 8 Caliber Collision 28 389 13.9 1.5% 9 Bahama Breeze 10 91 9.1 1.4% 10 KFC 33 95 2.9 1.4% 11 Burger King 21 68 3.2 1.4% 12 Carrabba's 14 93 6.6 1.3% 13 BJ's Restaurant 12 98 8.2 1.3% 14 Take 5 Car Wash 9 35 3.9 1.2% 15 Bob Evans 15 83 5.5 1.2% 16 Oak Street Health 10 87 8.7 1.1% 17 Arby's 17 53 3.1 0.8% 18 Texas Roadhouse 12 88 7.3 0.8% 19 WellNow Urgent Care 12 44 3.7 0.8% 20 NAPA Auto Parts 17 120 7.0 0.8% 21 Starbucks 17 38 2.2 0.8% 22 Fresenius 10 80 8.0 0.7% 23 Taco Bell 15 38 2.6 0.7% 24 Aspen Dental 10 36 3.6 0.6% 25 Verizon 12 34 2.8 0.6% 26-156 Other 307 1,852 6.0 20.6% Total Lease Portfolio 1,176 7,766 6.6 100% TOP 25 FCPT PORTFOLIO BRANDS1 01 02 57% Investment Grade by ABR2 FCPT is aligned with leading national brands in their categories 03 04 05 06 07 08 09 1 0 11 12 13 14 1 5 16 17 18 19 2 0 21 22 23 24 2 5

“ OCTOBER 2024 BALANCED CREDIT AMONG TOP NATIONAL BRANDS Over the nine years since FCPT’s inception, we have targeted brands with ubiquitous, attractive real estate and steady underlying tenant credit across the dining, medical, and automotive sectors 18 of FCPT’s Top 25 brands are publicly traded The median real estate footprint of FCPT’s Top 25 brands is ~1,100 stores The median brand sales volume of FCPT’s Top 25 brands is $3.4 billion (2023, U.S.) 1 2

Publicly traded casual dining operators maintain a significant size and scale advantage over hundreds of franchisee tenants in the overall restaurant industry Darden sales are >14x the largest 20 franchisees and >63x the sales of the largest 200 franchisees. Brinker and Bloomin have similar scale advantages While restaurants may look similar from the consumer’s experience, the supporting credit varies greatly. Unlike FCPT’s typical tenant, many nationally branded restaurants are operated by small franchisees FCPT CASUAL DINING: SIZE & SCALE vs. TOP FRANCHISEES FCPT CASUAL DINING ANCHORS vs. FRANCHISE TIMES TOP 200 OCTOBER 2024 SALES VOLUME ($ millions, 2023) Note: Franchisee sales estimates based on total unit count as provided by Franchise Times and Nation’s Restaurant News Top 500 brand average unit volumes STORE COUNT (2023) Our restaurant exposure is concentrated in large brands and operators with the resources to withstand future economic downturns

OCTOBER 2024 THE BENEFITS OF FCPT’S DARDEN LEASES After 9 years of diversifying through new acquisitions, Darden is now ~49% of FCPT’s rent roll by ABR1 Darden is a strong anchor tenant for our portfolio and one of the preeminent casual dining operators globally BBB / Baa2 credit, $11 billion in revenue, $21 billion enterprise value (as of 10/29/2024) 2,040 restaurants and over 190,000 employees across 10 brands Served 420 million guests over the last fiscal year, more than one million customers per day Olive Garden and LongHorn Steakhouse would individually rank as #1 and #12 by sales amongst all U.S. casual dining brands (per Nations Restaurant News) Darden’s is the #1 casual dining operator by market capitalization ($19 billion) and is ~1.5x the next (Texas Roadhouse at $12 billion). Darden is ~12x the market capitalization of the next six closest competitors (Brinker, Bloomin, BJ’s, Dine Global, Cheesecake Factory, Cracker Barrel) FCPT’s owned Darden properties have rent ~5.6x covered by EBITDAR (est.)2 During the height of the COVID-pandemic, Darden paid all landlords on time regardless of local regulatory operating restrictions

OCTOBER 2024 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 11 4 CONSERVATIVE FINANCIAL POSITION PG 32 3 ASSET SELECTION & PRIMARY SECTORS PG 19 5 APPENDIX PG 35

OCTOBER 2024 FCPT’S PRIMARY SECTORS Low Rent & Investment Basis National Brands With Strong Credit Profiles Fungible Real Estate (small / medium building size in attractive locations) Our portfolio is principally leased to restaurants, auto service and medical retail tenants The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within restaurants, auto service, and medical retail Our investment approach targets properties with low rent, fungible real estate leased to national brands

ACQUISITION AND UNDERWRITING FRAMEWORK

CREDIT CRITERIA

~50%

- Guarantor credit and health
- Brand durability
- Store performance
- Lease term and structure

REAL ESTATE CRITERIA

~50%

- Location
- Retail corridor strength & demographics
- Access / visibility
- Absolute and relative rent
- Pad site and building reusability

ACQUISITION PHILOSOPHY

- Acquire strong retail brands that are well located with creditworthy lease guarantors
- Seek to purchase assets when accretive to cost of capital with a focus on low basis
- Add leading brands in resilient industries, occupying highly fungible buildings

UNDERWRITING CRITERIA

- FCPT's proprietary scorecard which incorporates over 25 comprehensive categories
- The "score" allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

OCTOBER 2024

21

OCTOBER 2024 SELECTIVE APPROACH TO NET LEASE FCPT’s initial portfolio was established in 2015, fully constructed after the advent of online shopping FCPT utilizes a consistent underwriting process that examines credit and real estate quality prior to investment Our disciplined underwriting approach has ultimately led us to generally avoid allocating our time and resources to problem sectors, and do not own offices or industrial assets leased to these sectors While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: 0.0% ABR1 exposure Dollar Stores: 0.0% ABR exposure Entertainment: 0.0% ABR exposure Gyms: 0.0% ABR exposure Furniture: 0.0% ABR exposure Merchandise: 0.8% ABR exposure Car Washes: 1.3% ABR exposure FCPT owns 10 car washes, all acquired at reasonable pricing and rent levels. These sites were selected after reviewing hundreds of locations available for purchase over the years. We will remain highly selective on this sector with a focus on basis and store-level performance FCPT HAS AVOIDED:

878 leases 79% of annual base rent1 FCPT seeks to acquire nationally recognized branded restaurants from premier lease guarantors located within the strongest retail corridors FCPT has increased its restaurant diversification since inception by targeting a variety of meal price-points, cuisine types, and geographies Primary focus on sustainable tenant rents with superior EBITDAR / rent coverage RESTAURANTS OCTOBER 2024

OCTOBER 2024 RESTAURANT INDUSTRY TARGETS Quick Service No Drive-Thru or Dine-In Only Small Franchisees In-Line Real Estate Fast Casual Casual Dining FCPT’S CURRENT FOCUS Regional Brands FCPT pursues mature, national brands with significant scale in terms of units, revenue, and brand AUV FCPT avoids pursuing riskier high-yield dining concepts whose real estate fundamentals or credit does not match that of our core portfolio Many existing dining concepts in FCPT’s portfolio are in robust retail corridors along major highways or outparcels to big box stores or malls. These sites attract high traffic and have strong underlying demographic data FCPT prioritizes tenant credit, fungible real estate, and concept durability in its restaurant investments FCPT GENERALLY AVOIDS1 Operators with <50 units or <$75 million in revenue These features enhance traffic draw and prove attractive for re-leasing

Olive Garden HOUSTON, TX Adjacent to Willowbrook Mall and several other shopping centers, with ample parking Excellent visibility and prominent retail position along frontage of Farm to Market 1960 Road Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile Population of 100,738 Median Household Income of $64,705 To Willowbrook Mall Farm to Market 1960 Road – 34,500 Vehicles per Day FCPT aligns itself with high-performing stores in strong retail corridors with high traffic and attractive demographics OCTOBER 2024 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE

148 leases 10% of annual base rent1 Principally targeting auto service centers, including collision repair and tire service leased to credit worthy operators. We have made select investments in gas stations with large format convenience stores, car wash and auto part retailers at attractive, low bases Focus is on properties that are not dependent on the internal combustion engine and will remain relevant over the longer-term with higher electric vehicle utilization Auto service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and long-term reuse potential More limited tenant relocation options due to zoning restrictions lead to high tenant renewal probability AUTO INDUSTRY OCTOBER 2024

OCTOBER 2024 AUTO SERVICE INDUSTRY TARGETS Full-Service Rental Services Dealerships & Specialty High Basis / Franchisee Car Washes & Gas Stations Tire Collision Service Centers Post-acute care FCPT targets categories in the Auto Industry that are not tied to traditional, gas-powered vehicles as the secular shift to electric vehicles takes place FCPT’s also targets properties at attractive, low bases and have avoided properties such as high-rent car washes These auto and tire service centers are similar to FCPT’s legacy portfolio: located in high-traffic corridors with good visibility and in proximity to other retailers FCPT targets categories for the long-term with high renewal probabilities High basis or small franchisee increases risk and lowers quality FCPT’S CURRENT FOCUS FCPT GENERALLY AVOIDS1

OCTOBER 2024 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE Discount Tire Coralville, IA Outparcel to Coral Ridge Mall, a Brookfield Properties center Hard corner and mall ring road provide plenty of vehicle traffic, access, and parking Grouped with several other quality restaurant, medical, and retail brands Robust surrounding 3-mile demographic profile Population of 30,330 Median Household Income of $70,852 28 FCPT aligns itself with high-performing stores in strong retail corridors with high traffic and attractive demographics To Coral Ridge Mall Coral Ridge Ave – 28,000 Vehicles per Day 2nd Ave – 26,500 Vehicles per Day

97 leases 8% of annual base rent1 MEDICAL RETAIL FCPT’s largest medical retail exposures are focused on outpatient services: urgent care, dental, primary care, veterinary care, and outpatient / ambulatory surgery centers Medical retail is e-commerce and recession resistant given its service-based nature, large customer base and favorable demographic tailwinds Operator consolidation and organic growth within medical retail is improving tenant credit and scale Medical retail is emerging as an attractive property type with services moving out of hospitals and into lower-cost, retail-centric care centers OCTOBER 2024

OCTOBER 2024 HEALTHCARE INDUSTRY TARGETS Ambulatory Surgery / Outpatient Treatment Freestanding ER Care Urgent / Dental / Veterinary Diagnostic / Imaging Clinic Primary Care Clinic FCPT GENERALLY AVOIDS1 (Pharmacy & High Accuity) Healthcare delivery occurs across a spectrum of real estate and operator cost structures FCPT target operators provide services that require in-person interaction, while having lighter asset needs and smaller physical building sizes FCPT’s medical properties are exclusively on the lower end of the acuity care spectrum FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities FCPT does not currently own Pharmacy properties. Pharmacy is established within net lease, but legacy low growth lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT Medical Retail buildings are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Pharmacy Hospital Inpatient Rehab Skilled Nursing Facilities Outpatient Rehab Home Care FCPT’S CURRENT FOCUS

FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL

WellNow
Chicago, IL

- Adjacent to Walmart, Meijer, Whole Foods, Macy's, and other major anchors
- Signalized hard corner provides plenty of access and exposure to vehicle traffic
- Grouped with several other quality restaurant, medical, and retail brands
- Robust surrounding 3-mile demographic profile
  - Population of 231,219
  - Median Household Income of $65,260



To Walmart, Meijer
S Western Ave – 31,000 Vehicles per Day
W 95th Street – 31,000 Vehicles per Day
Social Security Administration
FCPT

FCPT aligns itself with high-performing stores in strong retail corridors with high traffic and attractive demographics

OCTOBER 2024
31

CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 11 3 ASSET SELECTION & PRIMARY SECTORS PG 19 4 CONSERVATIVE FINANCIAL POSITION PG 32 OCTOBER 2024 5 APPENDIX PG 35

“ OCTOBER 2024 DEBT MATURITY SCHEDULE  ($ MILLIONS) FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity 4.0 years No near-term debt maturities prior to November 2025 Conservative leverage Committed to maintaining conservative 5.5x–6.0x leverage Net debt to adjusted EBITDAre ratio is 4.9x1 including undrawn net equity forwards as of 9/30/2024 Strong liquidity profile $250 million revolver with full availability Conservative dividend payout ratio of approximately 80% of AFFO $382 million of available liquidity including cash and cash equivalents, existing forward equity sale agreements, and undrawn revolver balance Minimal floating rate exposure 95% of debt is fixed rate including the effect of interest rate hedges Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan maturities are shown fully extended

OCTOBER 2024 FCPT’S CONSISTENT LEVERAGE RANGE FCPT has a stated leverage target of 5.5x-6.0x, but has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT HISTORICAL LEVERAGE1

OCTOBER 2024 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 11 4 CONSERVATIVE FINANCIAL POSITION PG 32 5 APPENDIX PG 35 3 ASSET SELECTION & PRIMARY SECTORS PG 19

UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS FCPT focuses on national brands with strong sales volumes and market appropriate rents FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Fast Casual Quick Service Brand Average Sales Volume ($000s)1 OCTOBER 2024

“ OCTOBER 2024 Despite an increasing number of retailer bankruptcies, the decade-plus long slowdown in retail space deliveries due to the Global Financial Crisis and the COVID-19 pandemic has minimized vacancies and compressed the tenant replacement timeline American retail brands are still scheduled to open more store locations than they close on a net basis in 2024, with a high concentration in pre-existing buildouts 155 million square feet of aging retail space has been demolished since 2019, further reducing tenant space opportunities Given the current high interest rate environment and persistently lofty construction costs, supply is unlikely to significantly increase soon FCPT has witnessed the lack of available retail space positively impacting our re-leasing efforts, especially in high quality retail areas HISTORICALLY TIGHT LEASING MARKET IS KEEPING VACANCY LOW

OCTOBER 2024 ENVIRONMENT SOCIAL OUR TEAM GOVERNANCE SUSTAINABILITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance. For more details, see the FCPT ESG Report and policies on our website https://fcpt.com/about-us/ We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are a certified ‘Great Place to Work’ We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our Board and leadership with those of our stockholders. Four of our eight Board Directors are female and seven are independent, including our chairperson. Only independent Directors serve on the Board’s committees

OCTOBER 2024 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 9/30/2024 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

OCTOBER 2024 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

OCTOBER 2024 FFO & AFFO RECONCILIATION

FOOTNOTES

PAGE 6 FCPT KEY HIGHLIGHTS
Figures as of 9/30/2024
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 39 for definition
2. See glossary on page 39 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 50% of other restaurant ABR and 9% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending May 2024 and updated average trailing twelve months brand average margins for the year ended May 2024
3. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
4. See page 39 for non-GAAP definitions, and page 41 for reconciliation of net income to AFFO
5. See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 7 CONSISTENT ANNUAL ACQUISITION GROWTH
1. Figures as of 9/30/2024

Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4%

PAGE 8 PORTFOLIO BY BRAND ANNUALIZED BASE RENT
1. Represents current Annual Cash Base Rent (ABR) as of 9/30/2024
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 9 LEASE MATURITY SCHEDULE
Note: Excludes renewal options. All data as of 9/30/2024
1. Annual cash base rent (ABR) as defined in glossary

PAGE 10 COMPANY MOMENTUM SINCE INCEPTION
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Based on Annual Base Rent

PAGE 12 UNIQUE AND HIGHLY SECURE NET LEASE
1. See glossary on page 39 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 50% of other restaurant ABR and 9% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending May 2024 and updated average trailing twelve months brand average margins for the year ended May 2024. Peer data as of latest available public filings
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies

PAGE 13 FCPT'S STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 14 GEOGRAPHICALLY DIVERSE PORTFOLIO
Figures as of 9/30/2024
1. Annual Cash Base Rent (ABR) as defined on page 39
2. Source: U-Haul growth index 2023

PAGE 15 DIVERSIFICATION WITH NATIONAL BRANDS
1. Represents current Annual Cash Base Rent (ABR) as of 9/30/2024 as defined in glossary
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's

PAGE 16 BALANCED CREDIT AMONG TOP NATIONAL BRANDS
1. Source: Nation's Restaurant Top 500 Restaurants or public filings
2. Source: Public filings

PAGE 18 THE BENEFITS OF DARDEN LEASES
1. Annual cash base rent (ABR) as defined in glossary
2. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending May 2024 and updated average trailing twelve months brand average margins for the year ended May 2024

PAGE 22 SELECTIVE APPROACH TO NET LEASE
Note: All data as of 9/30/2024
1. Annual cash base rent (ABR) as defined in glossary

PAGE 23 RESTAURANTS
1. As of 9/30/2024

PAGE 24 RESTAURANT INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 26 AUTO INDUSTRY
1. As of 9/30/2024

PAGE 27 AUTO SERVICE INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 29 MEDICAL RETAIL
1. As of 9/30/2024

PAGE 30 MEDICAL RETAIL INDUSTRY TARGETS
1. We may acquire properties in the "FCPT Generally Avoids" category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future

PAGE 33 CONSERVATIVE FINANCIAL POLICIES
Figures as of 9/30/2024, unless otherwise noted
1. See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 34 FCPT'S CONSISTENT LEVERAGE RANGE
1. See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Q3 2024 includes forward equity contracts outstanding as of 9/30/2024 for anticipated net proceeds of $88 million

PAGE 36 UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS
Brand average sales per Nation's Restaurant News Top 500 (2023 edition, uses 2022 sales volumes)

PAGE 37 HISTORICALLY TIGHT LEASING MARKET IS KEEPING VACANCY LOW
Source: CoStar data as of 7/10/2024

PAGE 40 RECONCILIATION SCHEDULES
1. See glossary on page 39 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 41 FFO & AFFO RECONCILIATION
1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

OCTOBER 2024

42

INVESTOR PRESENTATION OCTOBER 2024